Exhibit 10.1

[Execution]

TERMINATION AGREEMENT

[Certain portions of this document have been omitted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[*]” to indicate where omissions have been made. The marked information has been omitted because it is (i) not material and (ii) is the type that the registrant treats as private or confidential.]

December 13, 2023

Computer Task Group, Inc.

Computer Task Group Belgium NV

Computer Task Group Luxembourg PSF S.A.

Computer Task Group IT Solutions S.A.

Ladies and Gentlemen:

(i) Computer Task Group, Inc., a New York corporation (“US Borrower”), (ii) Computer Task Group Belgium NV, a limited liability company (naamloze vennootschap/société anonyme) incorporated and existing under the laws of Belgium, having its statutory seat at Culliganlaan 1D (N 140B), 1831 Machelen, Belgium and registered under number 0450.277.958 RLP Brussels (Dutch speaking section) (“Belgian Borrower”), (iii) Computer Task Group Luxembourg PSF S.A., a public limited liability company (société anonyme) incorporated under the laws of Luxembourg, having its registered office at 10A, rue Zone Industrielle de Bourmicht, L-8070 Bertrange, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des sociétés, Luxembourg) (“RCS”) under number B56109 and subject in its capacity as support professionals of the financial sector established in Luxembourg to the Luxembourg law of 5 April 1993 on the financial sector, as amended (“CTG Luxembourg PSF”), (iv) Computer Task Group IT Solutions S.A., a public limited liability company (société anonyme) incorporated under the laws of Luxembourg, having its registered office at 7, rue des Mérovingiens, L-8070 Bertrange, Grand Duchy of Luxembourg, registered with the RCS under number B110615 (“CTG Luxembourg IT,” and together with CTG Luxembourg PSF, individually, each a “Luxembourg Borrower” and collectively, “Luxembourg Borrowers,” and together with the Belgian Borrower, and US Borrower, individually, each a “Borrower” and collectively, the “Borrowers”) have entered into a senior secured asset-based credit facility with Bank of America, N.A., a national banking association, in its capacity as collateral agent and administrative agent for itself and certain other parties (in such capacity, “Agent”) and the lenders under such credit facility (individually, each a “Lender” and collectively, the “Lenders”) as set forth in the Loan and Security Agreement, dated as of May 19, 2021, by and among Agent, Lenders, (i) Computer Task Group International, Inc., a Delaware corporation (“US Guarantor”), (ii) CTG ITS SA, a limited liability company (naamloze vennootschap/société anonyme) incorporated and existing under the laws of Belgium, having its statutory seat at Avenue Pasteur 6, 1300 Wavre, Belgium and registered under number 0822.125.181 RLP Brabant Wallon (“Belgian Guarantor”), (iii) Computer Task Group Europe B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its seat (statutaire zetel) in Hoofddorp, the Netherlands and its registered office address at Siriusdreef 17, 2132 WT Hoofddorp, the Netherlands, registered with the trade register of the Dutch Chamber of Commerce (Kamer van Koophandel) under number 34073503 (“Dutch Guarantor,” and together with the US Guarantor and the Belgian Guarantor, collectively, “Guarantors”), and Borrowers (as amended, the “Loan Agreement”) and the other Loan Documents (as defined in the Loan Agreement). This Termination Agreement is referred to herein as this “Agreement”. Capitalized terms used herein shall have the meanings assigned thereto in the Credit Agreement unless otherwise defined herein.

Borrowers and Guarantors have advised Agent that Borrowers intend to repay in full in cash all of the Loans and other Obligations on December 13, 2023 (the “Payoff Date”), other than the obligations, liabilities and indebtedness of Borrowers to Agent and Lenders arising pursuant to or in connection with the letter of credit arranged for by Agent and Lenders for the account of Borrower listed on Exhibit A hereto (the “Existing Letter of Credit”).

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby agrees as follows:

1. Repayment.

(a) On the Payoff Date, (i) US Borrower shall pay, or cause to be paid to, Agent (for the account of Lenders and its own account, as applicable), at the cost and expense of US Borrower, the US Payoff Amount (as defined below) to the deposit account of Agent set forth on Exhibit B-1 hereto and in accordance with the transfer instructions set forth on such Exhibit, (ii) US Borrower shall pay, or cause to be paid to, the parties listed in Exhibit B-2, at the cost and expense of US Borrower, the amounts set forth therein for each such party (the “Third Party Expenses”) to the deposit account of such party set forth on Exhibit B-2 hereto and in accordance with the transfer instructions set forth on such Exhibit and (iii) US Borrower shall pay, or cause to be paid to Agent, at its cost and expense, the amount of US$168,508 which shall be pledged by US Borrower to Agent as Cash Collateral (as such term is defined below) as provided herein to the deposit account of Agent set forth on Exhibit B-1 hereto and in accordance with the transfer instructions set forth on such Exhibit.

(b) The term “US Payoff Amount” means US$4,241.57, plus, if Agent receives the US Payoff Amount after 2:00 p.m. Eastern Time on December 13, 2023, US$354.86 for such day and each day thereafter. The term “Payoff Amount” means, collectively, the US Payoff Amount, plus the Third Party Expenses.

2. Releases.

(a) Immediately upon the satisfaction of the conditions precedent set forth in Section 8 hereof, (i) all Loans and Obligations shall be deemed paid in full and the Credit Agreement and the other Loan Documents, including all guaranties of the Loans and Obligations, shall be terminated, canceled and of no further force and effect (except for those provisions of the Loan Documents relating to the Continuing Obligations (as hereinafter defined) and except for the terms and conditions set forth herein or as otherwise provided for herein) and (ii) all security interests, encumbrances and liens upon, and pledges, hypothecs, mortgages or other assignments of, any and all properties, assets and rights (whether real, personal, tangible or intangible) of the Loan Parties heretofore granted to Agent, Lenders or any other Secured Party pursuant to the Loan Documents (including all right, title and interest to assets and property assigned and/or transferred as security) shall be automatically released, terminated, reassigned and/or retransferred (except as to the Cash Collateral and as otherwise provided herein) to the respective Loan Party, without representation, warranty or recourse of any kind, nature or description whatsoever and any power of attorney granted by a Loan Party in connection therewith shall be revoked. As of the date hereof, Agent, Lenders and Issuing Bank shall have no further obligation to make any Loans, provide or arrange for any Letters of Credit or other financial accommodations or have any other duties or responsibilities in connection with the Loan Documents, except to allow the continuation of the Existing Letter of Credit subject to the terms and conditions provided for herein, provided, that, Agent and Lenders shall have no obligation to extend the expiration date of the Existing Letter of Credit (including, without limitation by way of any “evergreen”, “auto renewal”, “automatic extension” or similar clauses) or agree to any other amendment thereof or waiver with respect thereto.

(b) To the extent not terminated by operation of law or by operation of Section 2(a) above, upon the satisfaction of the conditions precedent set forth in Section 8, Agent (in its capacity as pledgee under the Dutch Security Documents) hereby irrevocably and unconditionally: (i) terminates by notice (zegt op) each right of pledge (pandrecht) created under or pursuant to the Dutch Security Documents in accordance with article 3:81(2) of the Dutch Civil Code; (ii) terminates each power of attorney (volmacht) granted to it in any of the Dutch Security Documents; (iii) releases, discharges and confirms that any Loan Party is hereby released and discharged from all its undertakings and contractual obligations under the Dutch Security Documents; and (iv) authorizes the Dutch Guarantor and Baker & McKenzie Amsterdam N.V. to deregister any right of pledge created thereunder or pursuant thereto from its shareholder’s register. This paragraph of this Termination Agreement shall be governed by Dutch law.

(c) Immediately upon the satisfaction of the conditions precedent set forth in Section 8 hereof, other than in respect of obligations under this Agreement, each Loan Party hereby releases, discharges and acquits Agent, Issuing Bank, each Lender, and their respective affiliates and their respective officers, directors, agents and employees and its and their respective successors and assigns, from all obligations to any Loan Party (and their respective successors and assigns) and from any and all claims, demands, debts, accounts, contracts, liabilities, actions and causes of actions, whether in law or in equity, in each case, relating to the Loan Documents (but not including in respect of obligations under this Agreement), that such Loan Party has as of the date hereof, or that its successors and assigns hereafter can or may have against Agent, Issuing Bank, each Lender, their affiliates and their respective officers, directors, agents or employees and its and their respective successors and assigns through the date hereof.

(d) Release of Belgian Security.

(i) Unless otherwise defined herein, for the purpose of this Section 2(d), terms used in this Section 2(d) have the meanings assigned thereto in, or incorporated by reference into, the Belgian Security Documents.

(ii) To the extent not terminated by operation of law or by operation of Section 2(a) above, immediately upon the satisfaction of the conditions precedent set forth in Section 8 hereof, the Pledgee expressly, irrevocably and unconditionally:

(A)	releases (verleent handlichting/donne mainlevée) the security granted by Pledgors pursuant to the Belgian Security Documents; and

(B)	releases and discharges Pledgors from their respective obligations, undertakings and liabilities under or pursuant to the Belgian Security Documents.

(iii) Immediately upon the satisfaction of the conditions precedent set forth in Section 8 hereof, Pledgee shall (A) promptly notify the respective Account Banks of the release of the Pledge over the Bank Accounts by delivering an executed release notice substantially in the form of Exhibit D (Release Notice – Bank Accounts Pledge), and (B) promptly deliver to each Pledgor a duly executed certificate substantially in the form of Exhibit E (Certificate – Bank Accounts Pledge) and agree that such duly executed certificate may be communicated to, and relied upon by, the respective Account Banks with whom the pledged Bank Accounts are held.

(iv) Immediately upon the satisfaction of the conditions precedent set forth in Section 8 hereof, Pledgee shall (A) promptly notify the respective Receivables Debtors of the release of the Pledge over the Receivables by delivering an executed release notice substantially in the form of Exhibit F (Release Notice – Receivables Pledge), and (B) promptly deliver to each Pledgor a duly executed certificate substantially in the form of Exhibit G (Certificate – Receivables Pledge) and agree that such duly executed certificate may be communicated to, and relied upon by, the respective Receivables Debtors.

(v) Pledgee and each Pledgor hereby absolutely, irrevocably and unconditionally appoint each director of Computer Task Group Belgium NV, each with power to act individually and with power of substitution, to register and date the release of the Pledge over the Shares on the folio of Pledgor in the share register of Computer Task Group Belgium NV on behalf of Pledgee following the satisfaction of the conditions precedent set forth in Section 8 hereof.

(vi) Pledgee and Pledgor hereby absolutely, irrevocably and unconditionally appoint each director of CTG ITS SA, each with power to act individually and with power of substitution, to register and date the release of the Pledge over the Shares on the folio of Pledgor in the share register of CTG ITS SA on behalf of Pledgee following the satisfaction of the conditions precedent set forth in Section 8 hereof.

3. Continuing Obligations. Notwithstanding anything to the contrary contained herein, Loan Parties are not released from, and hereby ratify and confirm their respective continuing liability to Agent and Lenders for the final payment and satisfaction in full of the following (collectively, the “Continuing Obligations”):

(a) all obligations of Borrowers and Guarantors arising pursuant to or in connection with the Existing Letter of Credit, including, without limitation, (i) the obligation to pay Agent and Lenders for amounts paid or payable by Agent or Lenders to the Issuing Bank thereof in respect of amounts drawn under the Existing Letter of Credit, which amounts shall be due and payable to Agent on the Business Day the payment is made by the Issuing Bank in respect of such drawing and shall bear interest at the highest interest rate per annum applicable to US Base Rate Loans from the date of such drawing until Agent has received full and final payment thereof in immediately available funds, and (ii) all interest, Letter of Credit Fees, charges and expenses (including bank charges and expenses and the fees payable to the Issuing Bank under Section 3.2 of the Loan Agreement) accrued and accruing in respect of the Existing Letter of Credit or payments in respect thereof, which interest, Letter of Credit Fees, and other amounts payable hereunder or under any of the provisions of the Loan Documents relating to the Continuing Obligations shall be due and payable, in arrears, on the first (1st) day of each month (or earlier upon the date of the release of all or any portion of the Cash Collateral in respect of the Existing Letter of Credit at the time of the release of such Cash Collateral related to the Existing Letter of Credit);

(b) interest (at the highest interest rate per annum provided for in the Credit Agreement applicable to US Base Rate Loans, upon all amounts owed to Agent and Lenders in respect of the Continuing Obligations, which in the case of interest arising as a result of a drawing under the Existing Letter of Credit shall accrue from the date of any drawing under such Existing Letter of Credit as provided above until Agent has received full and final payment thereof in immediately available funds;

(c) all obligations of Borrowers and Guarantors to Agent and Lenders and the Issuing Bank of the Existing Letter of Credit under this Agreement, including without limitation, the obligations described in Sections 4 and 6 hereof;

(d) any reasonable, out-of-pocket and documented costs and expenses incurred by Agent, Issuing Bank and Lenders, including reasonable out-of-pocket and documented attorneys’ fees and legal expenses for one counsel in the U.S. (and one additional counsel for each relevant jurisdiction outside of the U.S.) in connection with this Agreement, the obligations related to the Existing Letter of Credit, the termination of the Loan Documents and any instruments or documents contemplated hereunder or thereunder; and

(e) all indemnification obligations and other obligations in favor of Agent, Issuing Bank, and Lenders under the Credit Agreement and the other Loan Documents as in effect immediately prior to the effectiveness hereof, that expressly survive the termination of the Credit Agreement and the other Loan Documents or the payment in full of the Obligations.

4. Indemnification for Returned Items and Related Expenses. Each Loan Party agrees jointly and severally (and in the case of any liability of a Loan Party for such obligations of another Loan Party, subject to applicable guaranty and enforcement limitations set out in any applicable Loan Document) to indemnify Agent and Lenders, from any and all loss, damage and reasonable, documented, out-of-pocket costs and expenses (including reasonable, out-of-pocket and documented attorneys’ fees and legal expenses for one counsel in the U.S. (and one additional counsel for each relevant jurisdiction outside of the U.S.)) which Agent or any Lender may suffer or incur at any time as a result of: (a) any non-payment, claim, refund or dishonor of any checks or other similar items which have been credited by or on behalf of Agent or any Lender to the account of any Loan Party with Agent or any Lender and (b) any bookkeeping, accounting or other errors made by Agent or any Lender in the calculation of any amount to be paid to Agent and Lenders hereunder by any Loan Party requiring an adjustment thereto, together with any reasonable expenses or other reasonable charges incident thereto.

5. Cash Collateral.

(a) As collateral security for the prompt performance, observance and final payment in full of all of the Continuing Obligations, US Borrower hereby assigns as collateral, pledges, hypothecates, transfers, sets over to Agent, and grants to Agent a security interest in and right to set off against the funds of US Borrower in the amount specified in Section 1(a)(iii) above, which has been or shall be remitted herewith to Agent and all proceeds thereof (the “Cash Collateral”).

(b) Agent shall hold such Cash Collateral, less any amounts thereof previously applied to Continuing Obligations, until the dates set forth below with respect to such Continuing Obligations. If the original of the Existing Letter of Credit is returned by the beneficiary thereof with written instructions to cancel it and confirming that no unpaid draw under it has been made, in a form and substance reasonably satisfactory to Agent, Agent shall release to US Borrower all Cash Collateral not previously applied to Continuing Obligations within ten (10) Business Days after the date of the receipt by Agent of the original of such Letter of Credit with such instructions from the beneficiary, unless any amounts constituting Continuing Obligations are then overdue (after giving effect to any applicable grace period, if any). To the extent that Agent has not received the original of the Existing Letter of Credit and such letter from the beneficiary as provided above, Agent shall release to US Borrower all Cash Collateral not previously applied to Continuing Obligations (i) within ten (10) Business Days after the expiration of such Existing Letter of Credit (if there has been no draw thereunder) and the payment of all Continuing Obligations related thereto (other than unasserted contingent indemnification obligations) or (ii) if there has been a draw on the entire amount (or the entire remaining amount after prior partial draws) available under such Existing Letter of Credit, ten (10) Business Days after the date of the draw, the reimbursement of all amounts paid in connection with such draw and the payment of all other Continuing Obligations related thereto (other than unasserted contingent indemnification obligations). Such Cash Collateral shall be held without interest and may be commingled with other funds of Agent and may be invested at the option and sole discretion of Agent.

(c) Without limiting the rights of the Agent or Lenders under this Agreement in respect of the Continuing Obligations, the Agent may immediately apply the Cash Collateral from time to time against the Continuing Obligations then due and payable, and Borrower and Guarantors are and shall remain liable to pay any deficiency on demand. Continuing Obligations shall be due and payable on demand unless otherwise provided herein.

6. Rights in Instruments. Notwithstanding anything to the contrary contained herein, Agent and each Lender reserves all of its rights in and to any checks, similar instruments or funds transfers for payment of money received by Agent or any Lender prior to the date hereof in connection with its arrangements with any Loan Party, and all of its rights to any monies due or to become due under such checks, similar instruments or funds transfers and/or all of its claims thereon.

7. Reinstatement. Notwithstanding anything to the contrary contained herein, in the event any payment made to, or other amount or value received by, Agent or Lenders from or for the account of any Loan Party or otherwise is avoided, rescinded, set aside or must otherwise be returned or repaid by Agent and Lenders whether in any bankruptcy, reorganization, insolvency or similar proceeding involving any Loan Party or otherwise, the indebtedness intended to be repaid thereby shall be reinstated (without any further action by any party) as in effect immediately prior to the effectiveness hereof and shall be enforceable against Loan Parties. In such event, each Loan Party shall be and remain liable to Agent and Lenders for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Agent or such Lender.

8. Conditions Precedent. The effectiveness of clauses (i) and (ii) of Section 2(a) of this Agreement and any termination statements or other similar release instruments delivered or to be delivered by Agent hereunder, are subject to and conditioned upon the receipt by Agent or its agent of each of the following by no later than December 14, 2023:

(a) cash or other immediately available funds in the amounts, and in accordance with the wire transfer instructions, set forth in Section 1 above; and

(b) a telecopy or other electronic copy of this Agreement, including a pdf transmitted by email (whether counterparts or otherwise) duly authorized, executed and delivered by the parties hereto.

9. Release Documents; Authorization to File.

(a) Promptly upon the satisfaction of the conditions precedent set forth in Section 8 above, Agent, at the expense of US Borrower, shall deliver to US Borrower (or any person that Agent believes in good faith represents US Borrower or any of its designees) and, if applicable, execute the following documents:

(i) the releases of security interests in Intellectual Property for the Intellectual Property Security Agreement listed on Exhibit C hereto,

(ii) the termination notices with respect to the Deposit Account Control Agreements listed on Exhibit C hereto,

(iii) such termination documents with respect to Loan Documents governed by the laws of Belgium and Luxembourg set forth on Exhibit C hereto.

(iv) the original Stock Certificate No. 2 of Computer Task Group International, Inc., and any other instruments and possessory collateral (together with any related stock powers, instruments of endorsement and instruments or transfer or assignment in blank) previously delivered to the Agent and in Agent’s possession.

(b) Promptly after the satisfaction of the conditions precedent set forth in Section 8 above, Agent shall file, or cause to be filed the UCC termination statements for the UCC financing statements listed on Exhibit C; provided, that, nothing contained herein shall be deemed to authorize the filing or recording of any UCC termination statement or other release or termination agreement that is not related to the Loan Documents, and any such other UCC termination statements are not authorized to be filed or of any force or effect.

(c) After the satisfaction of the conditions precedent set forth in Section 8 above, upon the written request of US Borrower, at US Borrower’s expense, Agent agrees to take such actions to deregister, notify, deliver (and if applicable) execute such other and further documents, instruments, writings, UCC termination statements, intellectual property filings, terminations of deposit account control agreements, and any other termination statements, releases, discharges and other filings as to any Loan Party reasonably requested by any Borrower in order to give effect to the releases, reassignments, retransfers, discharges and terminations of security interests, liens, charges, hypothecs, mortgages and encumbrances provided for herein. Loan Parties hereby request that Agent send the release of security interest in Intellectual Property referred to in Section 9(a)(i) above to be recorded in the U.S. Patent and Trademark Office, and the termination notice with respect to the Deposit Account Control Agreement referred to in Section 9(a)(ii) above to be sent to the applicable depository bank.

10. Governing Law. The validity, construction and effect of this Agreement shall be governed by the internal laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

11. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement. Any party delivering an executed counterpart of this Agreement by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

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Very truly yours,

BANK OF AMERICA, N.A., as Agent and Lender

By:	/s/ Mathew Bourgeois
Name:	Mathew Bourgeois
Title:	Senior Vice President

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BORROWERS:

COMPUTER TASK GROUP, INCORPORATED

By:	/s/ Peter P. Radetich
Name:	Peter P. Radetich
Title:	Senior Vice President

COMPUTER TASK GROUP IT SOLUTIONS S.A.

By:	/s/ Peter P. Radetich
Name:	Peter P. Radetich
Title:	Director

By:	/s/ Guido Helsloot
Name:	Guido Helsloot
Title:	Director

COMPUTER TASK GROUP BELGIUM NV

By:	/s/ Peter P. Radetich
Name:	Peter P. Radetich
Title:	Authorized Signatory

COMPUTER TASK GROUP LUXEMBOURG PSF S.A.

By:	/s/ Peter P. Radetich
Name:	Peter P. Radetich
Title:	Director

By:	/s/ Guido Helsloot
Name:	Guido Helsloot
Title:	Director

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[Signature Page to Termination agreement (CTG)]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

GUARANTORS:

COMPUTER TASK GROUP INTERNATIONAL, INC.

By:	/s/ Peter P. Radetich
Name:	Peter P. Radetich
Title:	Authorized Signatory

CTG IT SA

By:	/s/ Peter P. Radetich
Name:	Peter P. Radetich
Title:	Authorized Signatory

COMPUTER TASK GROUP EUROPE B.V.

By:	/s/ Peter P. Radetich
Name:	Peter P. Radetich
Title:	Director

[Signature Page to Termination agreement (CTG)]

EXHIBIT A

TO

TERMINATION AGREEMENT

Existing Letter of Credit

[****]

[Exhibit A]

EXHIBIT B

TO

TERMINATION AGREEMENT

Payoff Amount and Wire Transfer Instructions

EXHIBIT B-1

[****]

[Exhibit D]

EXHIBIT C

TO

TERMINATION AGREEMENT

[****]

[Exhibit E]

EXHIBIT D

TO

TERMINATION AGREEMENT

RELEASE NOTICE – BANK ACCOUNTS PLEDGE

[****]

[Exhibit E]

EXHIBIT E

TO

TERMINATION AGREEMENT

CERTIFICATE – BANK ACCOUNTS PLEDGE

[****]

[Exhibit E]

EXHIBIT F

TO

TERMINATION AGREEMENT

RELEASE NOTICE – RECEIVABLES PLEDGE

[****]

[Exhibit G]

EXHIBIT G

TO

TERMINATION AGREEMENT

CERTIFICATE – RECEIVABLES PLEDGE

[****]

[Exhibit E]